UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 14, 2006

Date of report (Date of earliest event reported)

FIELDSTONE INVESTMENT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-50938	74-2874689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11000 Broken Land Parkway

Columbia, Maryland 21044

(Address of Principal Executive Offices)

(410) 772-7200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition

On April 14, 2006, Fieldstone Investment Corporation (the “Company”) issued a press release announcing its results of operations for the fourth-quarter and fiscal year ended December 31, 2005.  On April 17, 2006, the Company held its fourth-quarter and year-end 2005 earnings results conference call. The full text of the press release and the transcript of the conference call are furnished with this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively.

The information contained in this Item 2.02 and in the accompanying Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description

99.1	Press release dated April 14, 2006 announcing results of operations for the fourth-quarter and fiscal year ended December 31, 2005
99.2	Transcript of Fieldstone Investment Corporation fourth-quarter and year-end 2005 earnings results conference call, presented on April 17, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIELDSTONE INVESTMENT CORPORATION

Date: April 20, 2006	By:	/s/ Nayan V. Kisnadwala
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated April 14, 2006 announcing results of operations for the fourth-quarter and fiscal year ended December 31, 2005
99.2	Transcript of Fieldstone Investment Corporation fourth-quarter and year-end 2005 earnings results conference call, presented on April 17, 2006